LaserSight Incorporated
                           1996 Equity Incentive Plan
                  (as amended and restated as of March 2, 2000)


         Introduction.  The LaserSight  Incorporated  1996 Equity Incentive Plan
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(the "Plan"), as established by LaserSight Incorporated, a Delaware corporation
(the "Company"), effective as of January 19, 1996, as amended and restated as of April 29, 1998, as further amended and restated as of April 29, 1999 and as further amended and restated effective March 2, 2000 (as so amended and restated, the "Plan"), subject to the approval of the holders of a majority of the shares of the Company's outstanding common stock and preferred stock present or represented and entitled to vote at the Company's 2000 annual meeting of stockholders.

         1. Purpose.  The Plan is intended to allow employees and consultants to
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acquire or increase equity ownership in the LaserSight, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company in attracting new employees and retaining existing employees.

         2. Definitions. The terms set forth below have the following meanings
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(such meanings to be applicable to both the singular and plural forms):

            (a)   "Award"  means  options,   including   incentive   stock
options, Restricted Shares, Bonus Shares, stock appreciation rights ("SARs"), limited stock appreciation rights ("LSARs"), or performance shares granted under the Plan.

            (b) "Award Agreement" means the written agreement by which an Award shall be evidenced.

            (c)   "Board" means the Board of Directors of LaserSight.

            (d) "Bonus Shares" means shares of Stock that are awarded to a Grantee without cost (other than a payment of the Minimum Consideration, if applicable) and without restrictions in recognition of past performance or as an incentive to become an employee of the Company.

            (e) "Cause" means a Grantee's commission of a crime which, in the judgment of the Committee, is likely to result in material injury to the Company; the material violation by the Grantee of written policies of the Company; the habitual neglect by the Grantee in the performance of his or her duties to the Company; or the action or inaction in connection with his or her duties to the Company resulting, in the judgment of the Committee, in a material injury to the Company.

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           (f)    "Change of Control" means any one or more of the following:

                  (i) the acquisition or holding by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act, other than by the Company or any employee benefit plan of the Company, of beneficial ownership (within the meaning of SEC Rule 13d-3 under the 1934 Act) of 25% or more of the then-outstanding Stock; provided, however, that no Change of Control shall occur solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of the then-outstanding common shares of such corporation are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock immediately before such acquisition in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Stock; or

                  (ii) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the stockholders of LaserSight was approved by at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in SEC Rule 14a-11 under the 1934 Act) relating to the election of the directors of LaserSight ) shall be deemed to be a member of the Incumbent Board; or

                  (iii) approval by the stockholders of LaserSight of (A) a merger, reorganization or consolidation ("Transaction") with respect to which persons who were the respective beneficial owners of the Stock immediately before the Transaction do not, immediately thereafter, beneficially own, directly or indirectly, more than 60% of the then-outstanding common shares of the corporation resulting from the Transaction, (B) a liquidation or dissolution of LaserSight or (C) the sale or other disposition of all or substantially all of the assets of LaserSight.

         Notwithstanding the foregoing, a Change of Control not occur with respect to any executive officer of the Company who is, by agreement or understanding (written or otherwise), a participant on his or her own behalf in a transaction which causes the Change of Control to occur.

           (g) "Change of Control Value" means the Fair Market Value of a share of Stock on the date of a Change of Control.

           (h) "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions.

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           (i)    "Committee" means the committee of the Board appointed
pursuant to Section 4(a).

           (j)    "Company" -- see the introductory paragraph.

           (k) "Disability" means, for purposes of the exercise of an incentive stock option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the judgment of the Committee, renders a Grantee unable to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which condition is expected to be permanent or for an indefinite duration exceeding one year.

           (l)    "Disqualifying Disposition" -- see Section 6(c)(vi);

           (m)    "Effective Date" means January 19, 1996;

           (n) "Eligible Employee" means any employee (including any officer) or consultant of the Company;

           (o) "Fair Market Value" of an equity security as of any date means:

                  (i) if the security is listed on a national securities exchange or The NASDAQ Stock Market, the closing price, regular way, of the security as reported on the consolidated transaction reporting system applicable to such security, or if no such reported sale of the security have occurred on such date, on the next preceding date on which there was such a reported sale, or

                  (ii) if the security is not listed on a national securities exchange or The NASDAQ Stock Market, but is listed on The NASDAQ SmallCap Market, the average of the closing bid and asked prices, regular way, on The NASDAQ SmallCap Market or, if no such prices have been so reported for such date, on the latest preceding date for which such prices were so reported, or

                  (iii) if the security is not listed on a national securities exchange, The NASDAQ Stock Market or The NASDAQ SmallCap Market, the fair market value of the security as determined in good faith by the Committee by whatever means or method as it, in the good faith exercise of its discretion, shall at such time deem appropriate.

           (p)    "Grant Date" -- see Section 6(a)(i).

           (q)    "Grantee" means an individual who has been granted an Award.

           (r) "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children and grandchildren.

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           (s)    "including" or "includes" means "including, without
limitation," or "includes, without limitation", respectively.

           (t)    "LaserSight" -- see the introductory paragraph.

           (u)    "LSARs" -- see Section 2(a).

           (v) "Mature Shares" means shares of Stock for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

           (w) "Minimum Consideration" means $.001 per share of Stock or such other amount that is from time to time considered to be capital for purposes of
Section 154 of the Delaware General Corporation Law.

           (x) "1934 Act" means the Securities Exchange Act of 1934. References to a particular section of, or rule under, the 1934 Act include references to successor provisions.

           (y) "Option Price" means the per share exercise price of an option.

           (z)    "Performance Percentage" -- see Section 6(f)(i)(C).

           (aa)   "Performance Period" -- see Section 6(f)(i)(B).

           (ab)   "Plan" -- see the introductory paragraph.

           (ac) "Restricted Shares" means shares of Stock that are that are nontransferable and subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such shares. Such shares shall cease to be Restricted Shares to the extent that such conditions are satisfied.

           (ad) "Retirement" means a termination of employment with the Company other than for Cause at any time after attaining age 65.

           (ae) "Rule 16b-3" means SEC Rule 16b-3 under the 1934 Act, as such Rule may be amended from time to time.

           (af)   "SEC" means the Securities and Exchange Commission.

           (ag) "Section 16 Person" means a person who is subject to potential liability under Section 16(b)of the 1934 Act with respect to transactions in equity securities of LaserSight.

           (ah) "Stock" means the common stock, $.001 par value, of LaserSight.

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           (ai)   "Strike Price" -- see Section 6(d)(ii).

           (aj) "Subsidiary" means, for purposes of grants of incentive stock options, a corporation as defined in Section 424(f) of the Code (with LaserSight being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation with respect to which LaserSight owns, directly or indirectly, 50% or more of the then-outstanding common stock.

           (ak) "10% Owner" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of LaserSight or any Subsidiary.

           (al) "Term" means the period beginning on the Grant Date of an option or SAR and ending on the expiration date of such option or SAR, as specified in the applicable Award Agreement and as may, in the discretion of the Committee and consistently with the provisions of the Plan, be extended at any time or from time to time prior to the expiration date of such option or SAR then in effect.

         3. Scope of the Plan. The aggregate number of shares of Stock
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available under the Plan for grants of Awards (including shares of Stock underlying SARs) is 3,750,000 shares; provided that no more than 750,000 shares of Stock in the aggregate are available for the grant of Restricted Shares and Bonus Shares under the Plan. Shares of Stock awarded under the Plan may be treasury shares or newly-issued shares. If and to the extent an Award expires or terminates for any reason without having been exercised in full (including a cancellation and regrant of an option), or shall be forfeited, the shares of Stock or number of SARs associated with such Award shall again become available for other Awards.

         4. Administration.
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            (a)   Subject  to Section  4(b),  the Plan  shall be  administered by a committee ("Committee") consisting of not less than two directors of LaserSight who qualify as "outside directors" for purposes of the regulations under Code Section 162(m) and satisfy the conditions of Rule 16b-3. Membership on the Committee shall from time to time be increased or decreased and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Stock pursuant to the Plan to satisfy such conditions of Rule 16b-3 and Code Section 162(m).

           (b) The Board may reserve to itself or delegate to another committee of the Board any or all of the authority of the Committee with respect to Awards to Grantees who are not Section 16 Persons at the time any such delegated authority is exercised. Such other committee may consist of two or more directors who may, but need not be, officers or employees of the Company. To the extent that the Board has reserved to itself or delegated to such other committee the authority of the Committee, all references to the Committee in the Plan shall be to the Board or such other committee.

           (c) Subject to the express provisions of the Plan, the Committee has full and final authority and discretion as follows:

                  (i) to determine the terms and conditions applicable to each Award, and whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

                  (ii) to interpret the Plan and to make, amend and rescind all rules and determinations necessary or advisable for the administration of the Plan, including rules with respect to the treatment of Awards upon the termination of employment of a Grantee;

                  (iii) to determine the provisions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

                  (iv) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant
         Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

                  (v) subject to Section 6(a)(ii) and 6(c)(ii), to extend the time during which any Award or group of Awards may be exercised; and

                  (vi) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan.

         The determination of the Committee on all matters relating to the Plan or any Award or Award Agreement shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

         5. Eligibility.  The Committee may in its discretion  grant Awards to
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any Eligible Employee, whether or not he or she has previously received an
Award.

         6. Conditions to Grants.
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            (a)   General Conditions.

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                  (i)   The Grant Date of an Award shall be the date on which
the Committee grants the Award or such later date as specified in advance by the Committee.

                  (ii) Any provision of the Plan to the contrary notwithstanding, the Term of an Award shall under no circumstances extend more than 10 years after the Grant Date of such Award, and shall be subject to earlier termination as herein provided.

                  (iii) To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

            (b)   Grant of Options.

                  (i) No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. The Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. An option shall be exercisable for Stock unless the Award Agreement provides that it is exercisable for Restricted Shares.

                  (ii) The Committee may, in its discretion, permit an employee to elect, before earning compensation, to be granted an Award in lieu of receiving such compensation; provided that, in the judgment of the Committee, the value of such Award on the Grant Date equals the amount of compensation foregone by such employee.

                  (iii) The number of shares for which options may be granted to any Grantee in any calendar year shall not exceed 750,000.

            (c) Grant of Incentive Stock Options. At the time of the grant of any option, the Committee may in its discretion designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an incentive stock option:

                  (i) shall, if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of the Stock on the Grant Date;

                  (ii) shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner)from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                  (iii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

                  (iv) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all incentive stock options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                        (A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                        (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

                  (v) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of LaserSight;

                  (vi)  shall require the Grantee to notify the Committee
of any disposition of any Stock delivered pursuant to the exercise of the
incentive  stock option under the  circumstances described  in  Code   Section
421(b)(relating to certain disqualifying dispositions) (any such circumstance, "Disqualifying Disposition"), within 10 days of such Disqualifying Disposition; and

                  (vii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her incentive stock option after the Grantee's death;

         Notwithstanding the foregoing and Section 4(c)(iii), the Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.

            (d)   Grant of Stock Appreciation Rights.

                  (i) When granted, SARs may, but need not, be identified with a specific option, specific Restricted Shares, or specific performance shares of the Grantee (whether granted on or before the Grant Date of the SARs) in a number equal to or different from the number of such SARs. If SARs are identified with an option, Restricted Shares, or performance shares, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such option, Restricted Shares, or performance shares, (y) the exercise of such option or performance shares or (z) such Restricted Shares becoming nonforfeitable.

                  (ii) The Strike Price of any SAR shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, 100% of the Fair Market Value of the Stock on the Grant Date of such SAR; provided that the Committee may (x) specify a higher Strike Price in the Award Agreement, or (y) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a share of Stock on such Grant Date as the Committee shall specify.

            (e) Grant of LSARs. LSARs may in the discretion of the Committee be granted to each Grantee upon the grant of any option or SAR under the Plan, except as otherwise provided by the Committee in such grant. Each LSAR shall be identified with a share of Stock subject to an option or a SAR of the Grantee. The number of LSARs granted to a Grantee in respect of an option or SAR shall equal the number of shares of Stock subject to such option or SAR. The Committee may also grant an LSAR with respect to any share of Stock subject to an option or SAR previously granted under this Plan or any other employee benefit plan of the Company. Upon the exercise, expiration,
termination,   forfeiture, or cancellation  of a Grantee's option or SARs, as the case may be, the Grantee's associated LSARs shall automatically terminate.

           (f)    Grant of Performance Shares.

                  (i) Before the grant of any performance share, the Committee shall:

                        (A) determine objective performance goals (which may consist of any one or more of the following: the attainment by a share of Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, growth in revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing) and the amount of compensation under the goals applicable to such grant;

                        (B) designate a period, of not less than one year nor more than seven years, for the measurement of the extent to which performance goals are attained, which period may begin prior to the Grant Date (the "Performance Period"); and

                        (C) assign a "Performance Percentage" to each level of attainment of performance goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to maximum attainment to be determined by the Committee from time to time, but not in excess of 150%.

                  (ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

                  (iii) When granted, performance shares may, but need not, be identified with shares of Stock subject to a specific option, specific Restricted Shares or specific SARs of the Grantee granted under the Plan in a number equal to or different from the number of the performance shares so granted. If performance shares are so identified, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated performance shares shall terminate upon (A) the expiration, termination, forfeiture or cancellation of the option, Restricted Shares or SARs with which the performance shares are identified, (B) the exercise of such option or SARs or (C) the date Restricted Shares become nonforfeitable.

                  (iv) The shares of Stock related to the performance shares awarded to any Grantee for any Performance Period shall not have a Fair Market Value in excess of 100% of the Grantee's base annual salary in effect at the time of the grant of the Award multiplied by the number of years in the Performance Period.

           (g) Grant of Restricted Shares.

                  (i) The Committee shall in its discretion determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. Except with respect to Restricted Shares that are treasury shares (for which no payment need be required), the Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 days after the Grant Date for such shares.

                  (ii) The Committee shall provide in each Award Agreement relating to an Award of Restricted Shares (including Restricted Shares acquired upon exercise of an option) that such Restricted Shares shall be forfeited:

                        (A) upon the Grantee's termination of employment (other than under circumstances that may be specified in the Award Agreement) within a specified time period after the Grant Date,

                        (B) if, during Grantee's employment with the Company and within a time period specified in the Award Agreement, the Company or the Grantee does not achieve the performance goals specified in the Award Agreement, or

                        (C) upon failure to satisfy such other conditions as the Committee may specify in the Award Agreement.

Unless otherwise expressly provided in an Award Agreement, the Committee may in its discretion waive any or all of the foregoing provisions in accordance with
Section 4(c)(iv).

                  (iii) If Restricted Shares are forfeited, then the Grantee shall be deemed to have resold such Restricted Shares to LaserSight at a price equal to the lesser of (x) the amount, if any, paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a share of Stock on the date of such forfeiture. LaserSight shall pay to the Grantee the required amount, if any, as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of LaserSight, from and after the date the event causing the forfeiture, whether or not the Grantee accepts LaserSight's tender of payment for such Restricted Shares.

                  (iv) Certificates for any Restricted Shares shall bear an appropriate legend restricting the transfer of such Restricted Shares and, if the Committee in its discretion so determines, shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of LaserSight until such Restricted Shares become nonforfeitable or are forfeited. If any Restricted Shares become nonforfeitable, LaserSight shall cause certificates for such shares to be issued without such legend.

           (h) Grant of Stock Bonuses. The Committee may grant Bonus Shares to any Eligible Employee.

         7. Non-transferability.  Each Award granted hereunder shall not be
            -------------------
assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee or his or her guardian or legal representative, except that, subject to
Section 6(c)(vii) in respect of incentive stock options, a Grantee may in a manner and to the extent permitted by the Committee (a) designate in writing a beneficiary to exercise an Award after his or her death (provided, however, that no such designation shall be effective unless received by the office of the Company designated for that purpose prior to the Grantee's death) and (b) if the Award Agreement expressly permits, transfer an Option (other than an incentive stock option), SAR or LSAR for no consideration to any (i) member of the Grantee's Immediate Family, (ii) trust solely for the benefit of members of the Grantee or the Grantee's Immediate Family, (iii) partnership whose only partners are the Grantee or members of the Grantee's Immediate Family, or (iv) revocable inter vivos trust of which the Grantee is both the settlor and a trustee;

provided, however, that the transferee shall agree to be subject to all of the terms and conditions applicable to such Award prior to such transfer.

         8. Exercise.
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           (a)    Exercise of Options.

                  (i) Subject to Section 4(c)(iv) and except as otherwise provided in the applicable Award Agreement, each option shall become exercisable with respect to 25% of the shares of Stock subject thereto on each of the first four anniversaries of the Grant Date of such option.

                  (ii) An option shall be exercised by the delivery to the Company during the Term of such option of (x) written notice of intent to purchase a specific number of shares of Stock subject to the option and
(y) payment in full of the Option Price of such specific number of shares of Stock.

                  (iii) Payment of the Option Price may be made by any one or more of the following means: personal check or wire transfer or through simultaneous sale of shares acquired on exercise of the option through a broker-dealer acceptable to the Company to whom the Grantee has submitted an irrevocable notice of exercise, as permitted under Regulation T of the Federal Reserve Board. In addition, with the prior approval of the Committee, the following may also be used in payment of the Option Price: Mature Shares or Restricted Shares held by the Grantee for at least six months prior to the exercise of the option, each such share valued at the Fair Market Value of a share of Stock on the date of exercise. The Committee may in its discretion specify that, if any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the shares of Stock acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option, or (y) a number of shares of Stock acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

           (b)    Exercise of Stock Appreciation Rights.

                  (i) Subject to Sections 4(c)(iv) and 8(e), and except as otherwise provided in the applicable Award Agreement, (x) each SAR not identified with any other Award shall become exercisable with respect to 25% of the shares subject thereto on each of the first four anniversaries of the Grant Date of such SAR unless the Committee provides otherwise in the Award Agreement and (y) each SAR which is identified with any other Award shall become exercisable as and to extent that the option or Restricted Shares with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

                  (ii) SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs which are identified with shares of Stock subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

                  (iii) The benefit for each SAR exercised shall be equal to (x) the Fair Market Value of a share of Stock on the date of such exercise, minus
(y) the Strike Price of such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Stock.

           (c) Exercise of LSARs. Within 10 business days after the exercise of any LSAR, the Company shall pay the Grantee, in cash, an amount equal to the difference between (x) the Change of Control Value and (y) in the case of an LSAR identified with an option, the Option Price of such option, or, in the case of an LSAR identified with a SAR, the Strike Price of such SAR; provided that the amount determined under this Section shall not exceed any maximum benefit provided in the applicable Award Agreement.

           (d) Payment of Performance Shares. Unless otherwise provided in the Award Agreement with respect to an Award of performance shares, if the minimum performance goals applicable to such performance shares have been achieved during the applicable Performance Period, then the Company shall pay to the Grantee of such Award that number of shares of Stock equal to the product of:

                  (i) the sum of (x) number of performance shares specified in the applicable Award Agreement and (y) the number of shares of Stock that would have been issuable if such performance shares had been shares of Stock outstanding throughout the Performance Period and the stock dividends, cash dividends (except as otherwise provided in the Award Agreement), and other property paid in respect of such shares had been reinvested in additional shares of Stock as of each dividend payment date, multiplied by

                  (ii) the Performance Percentage achieved during such Performance Period.

The Committee may in its discretion determine that cash be paid in lieu of some or all of such shares of Stock. with each such share to be valued at its Fair Market Value on the business day next preceding the date on which such cash is to be paid. Payments pursuant to this Section shall be made as soon as administratively practical after the end of the applicable Performance Period. Any performance shares with respect to which the performance goals shall not have been achieved by the end of the applicable Performance Period shall expire.

           (e) Accelerated Vesting Upon Change of Control. In the event of a Change of Control, all unvested Awards shall immediately become fully exercisable or payable, as applicable, except as otherwise provided in Section

8(f); provided that the benefit payable with respect to any performance share with respect to which the Performance Period has not ended as of the date of such Change of Control shall be equal to the product of the Unit Value multiplied successively by each of the following:

                  (i) a fraction, the numerator of which is the number of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Change of Control and the denominator of which is the number of whole and partial months in the Performance Period; and

                  (ii) a percentage equal to the greater of (x) the target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Performance Period.

           (f) Pooling Considerations. Any provision of the Plan to the contrary notwithstanding, if the Committee determines, in its discretion exercised prior to a sale or merger of the Company that in the Committee's judgment is reasonably likely to occur, that the exercise of SARs or LSARs would preclude the use of pooling-of-interests accounting ("pooling") after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may either unilaterally cancel such SARs and LSARs prior to the Change of Control or cause the Company to pay the benefit attributable to such SARs or LSARs in the form of shares of Stock if the Committee determines that such payment would not cause the transaction to become ineligible for pooling.

         9. Notification under Section 83(b). If the Grantee, in connection
            --------------------------------
with the exercise of any option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

        10. Mandatory Tax Withholding.
            -------------------------

           (a) Whenever shares of Stock are to be delivered in connection with an Award, the Company shall be entitled to require (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any shares of Stock or other payment due to the Grantee under the Plan or (iii) any combination of the foregoing.

           (b) Any Grantee who makes a Disqualifying Disposition or an election is made under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any shares of Stock or other payment due to the Grantee under the Plan.

       11.  Elective Share Withholding.
              --------------------------

           (a) With the Committee's prior approval and subject to the following subsection, a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee in connection with an Award (a "Taxable Event") having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event, or (ii) a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

           (b) Each Share Withholding election shall be subject to the following conditions: (i) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement; and (ii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; (iii) the Grantee's election shall be irrevocable.

       12.  Termination of Employment.
            -------------------------

           (a) For Cause. If a Grantee's employment is terminated for Cause, (i) the Grantee's Restricted Shares that are forfeitable shall thereupon be forfeited; and (ii) any unexercised option, SAR, LSAR, or performance share shall terminate effective immediately upon such termination of employment.

           (b) On Account of Death or Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of death or Disability, then:

                  (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

                  (ii) any unexercised option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within six months after such termination of employment (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with

Sections 6(c)(vii) or 7, or (C) the then-acting trustee of the trust described in Section 7; and

                  (iii) any unexercised performance share may be exercised in whole or in part, at any time within 180 days after such termination of employment on account of death or Disability by the Grantee or, after the Grantee's death, by (A) his personal representative or by the person to whom the performance share is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with
Section 7, or (C) the then-serving trustee of the trust described in Section 7; provided that the benefit payable with respect to any performance share with respect to which the Performance Period has not ended as of the date of such termination of employment on account of death or Disability shall be equal to the product of the Unit Value multiplied successively by each of the following:

                        (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                        (2) a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for the performance share.

           (c) On Account of Retirement. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee has a termination of employment on account of Retirement, any unexercised option, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, at any time within one year after such Retirement (but only during the Option Term).

           (d) Any Other Reason. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates for any reason other than for Cause, Retirement, death, or Disability, then:

                  (i) the Grantee's Restricted Shares (and any SARs identified therewith), to the extent forfeitable on the date of the Grantee's termination of employment), shall be forfeited on such date;

                  (ii)  any  unexercised   option  or  SAR  (other  than  a  SAR
identified with a Restricted Share or performance share), to the extent exercisable immediately before the Grantee's termination of employment, Grantee's termination of employment) may be exercised in whole or in part, not later than the 30th day after such termination of employment (but only during the Option Term); and

                  (iii) the Grantee's performance shares (and any SARs identified therewith) shall become non-forfeitable and may be exercised in whole or in part, but only if and to the extent determined by the Committee.

           (e) Extended Exercisability. If the Grantee has entered into an agreement with the Company not to sell any shares of Stock (or the capital stock of a successor to the Company) for a specified period after the consummation of a business combination between the Company and another corporation or entity (the "Specified Period"), such option may be exercised in whole or in part until the later of the end of the post-termination period specified in subparagraph
(b), (c) or (d) of this Section, as applicable, or 10 business days after the end of the Specified Period.

           (f) Extension of Term. In the event of a termination of the Grantee's employment other than for Cause, the term of any Award (whether or not exercisable immediately before such termination) which would otherwise expire after the Grantee's termination of employment but before the end of the period following such termination of employment described in subparagraphs (b), (c), and (d) of this Section may, in the Committee's discretion, be extended so as to permit any unexercised portion thereof to be exercised at any time within such period. The Committee may further extend the period of exercisability to permit any unexercised portion thereof to be exercised within a specified period provided by the Committee. In no event shall the Term of any Award be extended beyond the 10th anniversary of such Award.

       13.  Plans of Foreign Subsidiaries.  The Committee  may  authorize any
            ------------------------------
foreign Subsidiary to adopt a plan for granting Awards ("Foreign Plan"). All Awards granted under such Foreign Plan shall be treated as grants under the Plan. Such Foreign Plans shall have such provisions as the Committee permits not inconsistent with the provisions of the Plan. Awards granted under a Foreign Equity Incentive Plans shall be governed by the terms of the Plan, except to the extent that the provisions of the Foreign Plan are more restrictive than the provisions of the Plan, in which case the Foreign Plan shall control.

       14.  Substituted Awards.  If the Committee cancels any Award (whether
            ------------------
granted under this Plan or any plan of any entity acquired by the Company) with the consent of the applicable Grantee or other holder thereof, the Committee may in its discretion substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine; provided, that (a) the Grant Date of the new Award shall be the date on which such new Award is granted; and (b) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than 100% (110% for an incentive stock option granted to a 10% Owner) of the Fair Market Value of a share of Stock on the Grant Date of the new Award.

       15.  Securities Law Matters. If the Committee deems necessary to comply
            ----------------------
with applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock. If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use commercially reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

       16.  No Employment Rights.  Neither the establishment of the Plan nor
            --------------------
the grant of any Award shall (a) give any Grantee the right to remain employed by the Company or to any benefits not specifically provided by the Plan or
(b) modify the right of the Company to modify, amend, or terminate any employee benefit plan.

       17.  No Rights as a Stockholder. A Grantee shall not have any rights as
            --------------------------
a stockholder of LaserSight with respect to the shares of Stock (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of LaserSight, shall confer on the Grantee all rights of a stockholder of LaserSight, except as otherwise provided in the Plan. At the time of a grant of Restricted Shares, the Committee may in its discretion require that cash dividends thereon be deferred (with or without interest) or the reinvested in additional Restricted Shares. Stock dividends and deferred or reinvested cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued.

       18.  Nature of Payments.  Awards shall be special incentive payments to
            ------------------
the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or (b) any agreement between the Company and the Grantee, except as such plan or agreement shall otherwise expressly provide.

       19.  Non-Uniform Determinations.  The Committee's determinations under
            --------------------------
the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled to enter into Award Agreements that are non-uniform and selective as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of terminations of employment.

       20.  Adjustments. The Committee shall make equitable  adjustment of (i)
            -----------
the aggregate numbers of shares of Stock available under the Plan for Awards in general and for the grant of incentive stock options, Restricted Shares and Bonus Shares, (ii) the number of shares of Stock, SARs, or performance shares covered by an Award, and (iii) the Option Price of all outstanding options and the Strike Price of all outstanding SARs, to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event, of or by the Company.

       21.  Amendments.
            ----------

           (a) The Board may from time to time in its discretion amend the Plan without the approval of the stockholders of LaserSight, except as such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed equity securities of LaserSight.

           (b) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change in Control within the meaning of Section 2
(f)(iii) in connection with which the holders of Stock receive shares of common stock of the surviving or successor corporation that are registered under
Section 12 of the 1934 Act, there shall be substituted for each option and SAR outstanding on the date of the consummation of corporate transaction relating to such Change of Control, a new option or SAR, as the case may be, reflecting the number and class of shares into which each outstanding share of Stock shall be converted pursuant to such Change in Control and providing each Grantee with rights that are substantially identical to those under this Plan in all material respects. In the event of any such substitution, the purchase price per share in the case of an option and the Strike Price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or Strike Price.

       22.  Termination of the Plan.  The Plan shall terminate on the tenth
            -----------------------
(10th) anniversary of the Effective Date or at such earlier time as the Board may determine. No termination shall affect any Award then outstanding under the Plan.

       23.  No Illegal Transactions. The Plan and all Awards are subject to
            -----------------------
all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Stock or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

       24.  Controlling Law.  The law of Delaware, except its law with respect
            ---------------
to choice of law, shall control all matters relating to the Plan.

       25.  Severability. If any part of the Plan is declared to be unlawful
            ------------
or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.